Exhibit 99.1

Entercom Communications Corp.

Reports First Quarter Results

(Bala Cynwyd, Pa. May 7, 2009) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended March 31, 2009.

First Quarter Highlights

•                  Net revenues for the quarter decreased 21% to $75.4 million and station operating expenses decreased 8% to $58.5 million

•                  Station operating income decreased 47% to $16.9 million

•                  EBITDA decreased 51% to $12.9 million

•                  Adjusted net income per share decreased to $0.01

•                  Free cash flow decreased 59% to $4.3 million

David J. Field, President and Chief Executive Officer stated: “The best thing that can be said about the first quarter of 2009 is that it is now behind us. We are determined to emerge from the economic storm with stronger capabilities, an enhanced competitive position and an improved business model and are on track to achieve these goals. We have made significant improvements to our business model over the past several months, enabling us to reduce expenses and develop promising new revenue streams, while enhancing the quality of the programs we offer our listeners and customers. We remain enthused about our future prospects based upon very strong consumer radio usage trends and radio’s outstanding value proposition to customers. Finally, while second quarter pacings remain well behind last year, there has been meaningful and encouraging improvement in business activity over the past four weeks.”

Additional First Quarter Information

During the quarter, the Company reduced its outstanding debt by $17 million including the repurchase of a portion of its Senior Subordinated Notes.

The weighted average diluted shares for the quarter was 35.5 million. As of March 31, 2009, the Company had $9.1 million in cash and cash equivalents, $754.2 million of Senior Debt and $62.5 million of Senior Subordinated Notes.

Entercom’s leverage ratio, as defined in its senior credit agreement, was 5.4x at the end of the period. Additional information regarding the Company’s calculation of its leverage ratio under its senior credit agreement can be found on the Company’s website: www.entercom.com.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on May 7, 2009 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the first quarter earnings release by emailing their inquiries to

questions@Entercom.com. Questions should be sent at least 20 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 800-283-4773 or by visiting the Company’s website: www.entercom.com.

For purposes of same station comparisons, 2008 second quarter net revenues were $123.8 million and station operating expenses were $73.8 million. Additional information and a reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to station operating expenses and corporate general and administrative expenses are exclusive of non-cash compensation expense, unless stated otherwise.  All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate general and administrative expenses, non-cash compensation expense (which is otherwise included in station operating expenses), impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense, depreciation and amortization, time brokerage agreement fees

(income), non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses), impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss and income from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted Net Income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.  For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax.

Adjusted net income per share: includes any dilutive equivalent shares when not anti-dilutive.

Same station operating data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, same station net revenues, same station operating expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

First Quarter 2009

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31,
	2009	2008
STATEMENTS OF OPERATIONS

Net Revenues	$75,371	$95,390

Station Operating Expenses (Excluding Non-Cash Compensation Expense)	58,479	63,707
Station Operating Expenses - Non-Cash Compensation Expense	90	383
Corporate G & A Expenses (Excluding Non-Cash Compensation Expense)	3,985	5,145
Corporate G & A Expenses - Non-Cash Compensation Expense	1,702	3,190
Depreciation And Amortization	4,316	6,002
Net Time Brokerage Agreement Income	(2)	(98)
Net (Gain) Loss On Sale Or Disposition of Assets	7	(10,021)
Total Operating Expenses	68,577	68,308
Operating Income	6,794	27,082

Other Expense (Income) Items:
Interest Expense	8,113	13,564
Net Gain On Early Extinguishment Of Debt	(7,755)	(1,769)
Interest And Dividend Income	(8)	(79)
Other Income	(380)	—
Net Gain On Derivative Instruments	—	(34)
Net Loss On Investments	—	76
Total Other Expense (Income)	(30)	11,758

Income From Continuing Operations Before Income Taxes	6,824	15,324
Income Taxes	1,488	6,155
Income From Continuing Operations	5,336	9,169
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(3,944)
Net Income	$5,336	$5,225

Net Income Per Share - Basic And Diluted
Income From Continuing Operations	$0.15	$0.24
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(0.10)
Net Income Per Share - Basic And Diluted	$0.15	$0.14

Weighted Common Shares Outstanding - Basic	35,394	37,636
Weighted Common Shares Outstanding - Diluted	35,482	37,736

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$823	$3,027
Income Taxes Paid	$73	$1

SELECTED BALANCE SHEET DATA

	March 31,
	2009	2008
Cash And Cash Equivalents	$9,063	$3,992
Working Capital	924	79,065
Total Assets	981,459	1,876,866
Senior Debt	754,191	822,214
7.625% Senior Subordinated Notes	62,466	119,054
Total Shareholders’ Equity	105,520	650,684

OTHER FINANCIAL DATA

	Three Months Ended
	March 31,
	2009	2008

Dividends Paid Per Common Share	$—	$0.38

Reconciliation Of GAAP Station Operating Expenses To Station Operating Expenses Excluding Non-Cash Compensation Expense
Station Operating Expenses	$58,569	$64,090
Non-Cash Compensation Expense Included In Station Operating Expense	(90)	(383)
Station Operating Expenses Excluding Non-Cash Compensation Expense	58,479	63,707

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$6,794	$27,082
Corporate G & A Expenses (Excluding Non-Cash Compensation Expense)	3,985	5,145
Corporate G & A Expenses - Non-Cash Compensation Expense	1,702	3,190
Station Operating Expenses - Non-Cash Compensation Expense	90	383
Depreciation And Amortization	4,316	6,002
Net Time Brokerage Agreement Income	(2)	(98)
Net (Gain) Loss On Sale Or Disposition of Assets	7	(10,021)
Station Operating Income	16,892	31,683

Reconciliation Of GAAP Income From Continuing Operations To EBITDA:
Income From Continuing Operations	$5,336	$9,169
Income Taxes	1,488	6,155
Total Other Expense (Income)	(30)	11,758
Corporate G & A Expenses - Non-Cash Compensation Expense	1,702	3,190
Station Operating Expenses - Non-Cash Compensation Expense	90	383
Depreciation And Amortization	4,316	6,002
Net Time Brokerage Agreement Income	(2)	(98)
Net (Gain) Loss On Sale Or Disposition of Assets	7	(10,021)
EBITDA	$12,907	$26,538

Reconciliation Of GAAP Income From Continuing Operations To Free Cash Flow:
Income From Continuing Operations	$5,336	$9,169
Depreciation And Amortization	4,316	6,002
Deferred Financing Costs Included In Interest Expense	394	428
Non-Cash Compensation Expense	1,792	3,573
Net (Gain) Loss On Sale Or Disposition Of Assets	7	(10,021)
Net Gain On Derivative Instruments	—	(34)
Net Loss On Investments	—	76
Net Gain On Early Extinguishment Of Debt	(7,755)	(1,769)
Other Income	(380)	—
Income Taxes	1,488	6,155
Capital Expenditures	(823)	(3,027)
Income Taxes Paid	(73)	(1)
Income From Discontinued Operations, Before Income Taxes (Benefit), D &A	—	16
Expense And Impairment Loss
Free Cash Flow	$4,302	$10,567

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$6,794	$27,082
Depreciation and Amortization	4,316	6,002
Non-Cash Compensation Expense	1,792	3,573
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(7,711)	(13,057)
Capital Expenditures	(823)	(3,027)
Net (Gain) Loss On Sale Or Disposition Of Assets	7	(10,021)
Income Taxes Paid	(73)	(1)
Income From Discontinued Operations, Before Income Taxes (Benefit), D &A	—	16
Expense And Impairment Loss
Free Cash Flow	$4,302	$10,567

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$5,336	$5,225
Loss From Discontinued Operations, Net Of Income Tax Benefit	—	(3,944)
Income Taxes	1,488	6,155
Income From Continuing Operations Before Income Taxes	6,824	15,324
Net (Gain) Loss on Sale Or Disposal Of Assets	7	(10,021)
Net Gain On Derivative Instruments	—	(34)
Net Loss On Investments	—	76
Net Gain On Extinguishment Of Debt	(7,755)	(1,769)
Other Income	(380)	—
Non-Cash Compensation Expense	1,792	3,573
Adjusted Income Before Income Taxes	488	7,149
Income Taxes	205	3,003
Adjusted Net Income	$283	$4,146

Weighted Common Shares Outstanding - Diluted	35,482	37,736

Adjusted Net Income Per Share - Diluted	$0.01	$0.11

PRIOR YEAR’S DATA

Second Quarter 2008

Three Months
Ended
June 30, 2008

Net Revenues	$123,780

Reconciliation Of GAAP Station Operating Expenses:
Station Operating Expenses	$74,525
Non-Cash Compensation Expense Included In Station Operating Expenses	(730)
Station Operating Expenses Excluding Non-Cash Compensation Expense	$73,795